EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Consent of Independent Registered Public Accounting Firm

We consent to the use of, our report dated March 12, 2013, with respect to the financial statements of  ID Perfumes, Inc.   included in this Form 10 for the years ended December 31, 2012 and 2011 .

/s/Goldstein Schecter Koch